SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

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[ ]	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

Nuance Communications, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NUANCE COMMUNICATIONS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

May 22, 2003

To the Stockholders:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Nuance Communications, Inc., a Delaware corporation (the “Company” or “Nuance”), will be held on May 22, 2003, 10:00 a.m., local time, at the Westin Palo Alto Hotel, 675 El Camino Real, Palo Alto, CA 94301 for the following purposes:

1. To elect two (2) Class III directors to the Board of Directors for a term of three years and until their successors are duly elected and qualified;

2. To ratify the appointment by the Company of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending December 31, 2003; and

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

      The foregoing Items of business are more fully described in the Proxy Statement accompanying this Notice.

      Only stockholders of record at the close of business on April 9, 2003 are entitled to notice of and to vote at the meeting.

      All stockholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to vote, sign, date and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose or to vote by telephone or via the Internet as instructed on the enclosed Proxy. Any stockholder attending the meeting may vote in person even if he or she previously returned a Proxy.

By order of the Board of Directors of Nuance Communications, Inc.

Karen Blasing
Vice President and Chief Financial Officer

Menlo Park, California
April 22, 2003

INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL ONE ELECTION OF DIRECTORS
PROPOSAL TWO RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
OTHER INFORMATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
EXECUTIVE OFFICER COMPENSATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
PERFORMANCE GRAPH
OTHER MATTERS

NUANCE COMMUNICATIONS, INC.

PROXY STATEMENT

FOR 2003 ANNUAL MEETING OF STOCKHOLDERS

INFORMATION CONCERNING SOLICITATION AND VOTING

General

      The enclosed Proxy is solicited on behalf of Nuance Communications, Inc. (the “Company” or “Nuance”) for use at the Annual Meeting of Stockholders to be held on May 22, 2003 at 10:00 a.m., or at any adjournment thereof (the “Annual Meeting” or the “Meeting”), for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Westin Palo Alto Hotel, 675 El Camino Real, Palo Alto, CA 94301. The Company’s headquarters are located at 1005 Hamilton Court, Menlo Park, California 94025. The Company’s telephone number at that location is (650) 847-0000.

      These proxy solicitation materials were mailed on or about April 22, 2003 to all stockholders entitled to vote at the Meeting.

Record Date; Outstanding Shares

      Stockholders of record at the close of business on April 9, 2003 (the “Record Date”) are entitled to notice of and to vote at the Meeting. At the Record Date, 34,195,024 shares of the Company’s common stock, $0.001 par value, were issued and outstanding. The closing price of the Company’s common stock on the Record Date, as reported by Nasdaq, was $2.18 per share.

Revocability of Proxies

      Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by filing a written instrument revoking the proxy with the Secretary of the Company, by executing a subsequent proxy prior to the meeting, or by attending the Meeting and voting in person.

Voting and Solicitation

      On all matters other than the election of directors, each share has one vote. See “Election of Directors — Required Vote” for voting information with respect to the election of directors.

      If you have telephone or Internet access, you may submit your Proxy by following the “Vote by Phone” or “Vote by Internet” instructions on the Proxy card. You may also vote by mail by signing, dating and returning the enclosed Proxy in the envelope provided.

      The cost of soliciting proxies will be borne by the Company. The Company has retained the services of Chase Mellon Investor Services LLC to aid in the solicitation of proxies. The Company will reimburse Chase Mellon Investor Services LLC for reasonable out-of-pocket expenses. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, personally or by telephone, telegram, telefax or otherwise.

Deadline for Receipt of Stockholder Proposals

      Proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company’s next Annual Meeting of Stockholders to be held in 2004 must be received by the Company no later than December 23, 2003 in order that they may be considered for possible inclusion in the proxy statement and form of proxy relating to that meeting.

      In addition, the Company’s Bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals not included in the Company’s proxy statement, to be brought before an annual meeting of stockholders. For nominations or other business to be properly brought before the meeting by a stockholder, such stockholder must provide written notice delivered to the Secretary of the Company between no later than 60 and no more than 90 days in advance of the annual or special meeting, which notice must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. In the event that less than 65 days notice of the date of the meeting is given to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the seventh day following the day on which such notice of the date of the annual meeting was mailed. A copy of the full text of the Bylaw provision discussed above may be obtained by writing to the Secretary of the Company. All notices of proposals by stockholders, whether or not included in the Company’s proxy materials, should be sent to Nuance Communications, Inc., 1005 Hamilton Court, Menlo Park, California, 94025, Attn.: General Counsel.

      The attached proxy card grants the proxy holders discretionary authority to vote on any matter raised at the Meeting. If a stockholder intends to submit a proposal at the next annual meeting of stockholders, which proposal is not eligible for inclusion in the proxy statement relating to that meeting, the stockholder must give notice to the Company in accordance with the requirements set forth in the Securities Exchange Act of 1934, as amended (the “Exchange Act”), no later than January 13, 2004. If a stockholder does not comply with the foregoing notice provision, the proxy holders will be allowed to use their discretionary voting authority when and if the proposal is raised at the next annual meeting of stockholders.

Quorum; Abstentions; Broker Non-Votes

      The required quorum for the transaction of business at the Annual Meeting is the holders of a majority of the common stock issued and outstanding and entitled to vote thereat. Shares that are voted “FOR,” “AGAINST” or “ABSTAIN” on a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote (the “Votes Cast”) at the Annual Meeting with respect to such matter.

      While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a matter (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, with the exception of the proposal for the election of directors, abstentions will have the same effect as a vote against the proposal. Because directors are elected by a plurality vote, abstentions in the election of directors have no impact once a quorum exists. In a 1988 Delaware case, Berlin v. Emerald Partners, the Delaware Supreme Court held that, while broker non-votes may be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Broker non-votes with respect to proposals set forth in this Proxy Statement will therefore be counted only for purposes of determining the presence or absence of a quorum and will not be considered Votes Cast. Accordingly, broker non-votes will not affect the determination as to whether the requisite majority of Votes Cast has been obtained with respect to a particular matter.

      The New York Stock Exchange (“NYSE”) has proposed new regulations that would prohibit brokers or other nominees that are NYSE member organizations from voting in favor of proposals relating to equity compensation plans unless they receive specific instructions from the beneficial owner of the shares to vote in that manner. Since this proposed rule applies to all NYSE member brokers, the proposed rule would also apply to proxy solicitations of Nasdaq-listed companies. This new rule may become effective before the Annual Meeting, in which case, for shares held through a broker or other nominee who is a NYSE member organization, your shares will only be voted in favor of a proposal in favor of equity compensation plans, if there is such a proposal, if you have provided specific voting instructions to your broker or other nominee to vote your shares in favor of that proposal.

Fiscal Year End

      The Company’s fiscal year ends on December 31. The Company’s last fiscal year ended on December 31, 2002 and is referred to herein as the “Last Fiscal Year.”

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Exchange Act requires the Company’s executive officers, directors and persons who own more than 10% of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “SEC”). Such executive officers, directors and ten-percent stockholders are also required by SEC rules to furnish the Company with copies of all forms that they file pursuant to Section 16(a). Based solely on its review of copies of Forms 3 and 4 and amendments thereto furnished to the Company pursuant to Rule 16a-3(e) and Forms 5 and amendments thereto furnished to the Company with respect to the Last Fiscal Year, and any written representations referred to in Item 405(b)(2)(i) of Regulation S-K stating that no Forms 5 were required, the Company believes that, during the Last Fiscal Year, all Section 16(a) filing requirements applicable to the Company’s officers and directors were complied with, except one late Form 4 filing by Eng Yew Lee in connection with the exercise of a stock option of 13,541 shares on February 25, 2002.

PROPOSAL ONE

ELECTION OF DIRECTORS

General

      The Company’s Board of Directors is currently comprised of eight (8) directors who are divided into three classes with overlapping three-year terms. A director serves in office until his or her respective successor is duly elected and qualified or until his or her earlier death or resignation. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of an equal number of directors.

Nominees for Class III Directors

      Two Class III directors are to be elected at the Annual Meeting for a three-year term ending in 2006. The Board of Directors has nominated CHARLES BERGER and GARY MORGENTHALER for election and re-election, respectively, as Class III directors. Unless otherwise instructed, the persons named in the enclosed Proxy intend to vote proxies received by them for the election of Mr. Berger and re-election of Mr. Morgenthaler. The Company expects that each of Messrs. Berger and Morgenthaler will accept such nomination; however, in the event that any nominee is unable to or declines to serve as a director at the time of the Annual Meeting, proxies will be voted for a substitute nominee or nominees designated by the present Board of Directors. The term of office of each person elected as a director will continue until such director’s term expires in 2006 or until such director’s successor has been elected and qualified.

Information Regarding Nominees and Other Directors

      Set forth below is certain information regarding the nominees for Class III directors and each other director of the Company whose term of office continues after the Annual Meeting. Information as to the stock ownership of each director and all current directors and executive officers of the Company as a group is set forth below under “Security Ownership of Certain Beneficial Owners and Management.”

			Director
Name	Age	Position	Since

Class I Directors
Ronald Croen	48	Chairman of the Board of Directors of the Company	1995
Vinton Cerf	59	Senior Vice President of Internet Architecture and Technology for WorldCom	1999
Irwin Federman	67	General Partner of U.S. Venture Partners	1995

Class II Directors
Curtis Carlson	57	President and CEO of SRI International	1998
Alan Herzig	69	Independent Consultant	1994
Philip Quigley	60	Chairman and CEO (Retired), Pacific Telesis Group	2000

Class III Directors
Charles Berger	49	President and Chief Executive Officer of the Company	2003
Gary Morgenthaler	54	General Partner of Morgenthaler Ventures	1997

Nominees for Class III Directors for a Term Expiring In 2006

      Charles Berger joined Nuance as President and Chief Executive Officer in April 2003. Mr. Berger has more than 25 years experience in high technology. Previously, Mr. Berger was President and Chief Executive Officer of Vicinity, Inc., a provider of locations-based technology and solutions, from 2001 to 2002. Mr. Berger was CEO of AdForce, LLC, a provider of centralized, outsourced ad management and delivery services, from 1997 to 2001. Mr. Berger was also CEO of Radius, Inc., a global travel company providing business travel solutions, from 1993 to 1997. Between 1978 and 1993, Mr. Berger also held senior executive roles at a range of market-leading companies, including Sun Microsystems, Apple Computer, and Rolm. Mr. Berger holds a Bachelors of Science in Business Administration from Bucknell University and an MBA from Santa Clara University.

      Gary Morgenthaler has served as one of the Company’s directors since January 1997. Mr. Morgenthaler has been a general partner at Morgenthaler Ventures, a venture capital firm, since 1989. He also serves as Chairman of Versata, Inc., and as a director of Catena Networks, Inc., Crossbow Technology, Inc., Terawave Communications, Inc., Westwave Communications, Inc., and Yotta Networks, Inc. Mr. Morgenthaler was a co-founder and past Chairman of Illustra Information Technologies, Inc., and served as a director on Illustra’s board until it was acquired by Informix in 1995. He served as Chairman of Ingres Corporation (formerly Relational Technology) until its sale in October 1990, and was a founder of the company in 1980. Between 1984 and 1988 he was Chief Executive Officer of Ingres. Earlier he was with McKinsey & Company, Tymshare, Inc., and Stanford University’s Institute for Mathematical Studies in the Social Sciences. Mr. Morgenthaler holds an A.B. from Harvard University.

Incumbent Class I Directors Whose Terms Expire in 2004

      Ronald Croen, a co-founder of Nuance, served as the Company’s President from July 1994 to March 2003. Mr. Croen also served as the Company’s Chief Executive Officer from October 1994 to April 2003. Mr. Croen has also served as one of the Company’s directors since October 1995. From 1993 to 1994, Mr. Croen served as a consultant to SRI International. From 1989 to 1993, Mr. Croen was an independent management consultant in Paris, France. Prior to this, Mr. Croen served in various positions at The Ultimate Corp., including Managing Director of European Operations and Vice President and General Counsel. Mr. Croen serves as a director of Logitech Corporation, a company that designs and manufactures personal interface products. Mr. Croen holds a J.D. degree from the University of Pennsylvania Law School and a B.A. from Tufts University.

      Vinton Cerf has served as one of the Company’s directors since December 1999. Dr. Cerf has been the Senior Vice President for Internet Architecture and Technology of MCI WorldCom since February 1994. From 1986 to 1994, Dr. Cerf served as Vice President of the Corporation for National Research Initiatives, a non-profit research and development organization. Prior to this, Dr. Cerf held positions with MCI Digital Information Services and the U.S. Department of Defense’s Advanced Research Projects Agency. Dr. Cerf serves as a director of Avanex Corporation, a supplier of fiber optic-based products, CoSine, a supplier of Internet application support systems, and several privately held companies. Dr. Cerf has served as Chairman of the Board of the Internet Corporation for Assigned Names and Numbers (ICANN) since November 2000. Dr. Cerf is the co-inventor of TCP/ IP and the architecture of the Internet. Dr. Cerf holds a Ph.D. and an M.S. in computer science from the University of California at Los Angeles and a B.S. from Stanford University.

      Irwin Federman has served as one of the Company’s directors since August 1995. Mr. Federman has been a general partner of U.S. Venture Partners, a venture capital firm, since 1990. From 1988 to 1990, Mr. Federman was a managing director of Dillon, Read and Company, an investment bank. From 1981 to 1988, Mr. Federman was President and Chief Executive Officer of Monolithic Memories, an integrated circuit company. Mr. Federman also serves as a director of CheckPoint Software Technologies, Inc., an Internet security company, Netro Corporation, a provider of broadband wireless access systems, Centillum Communications, Inc., an integrated circuit company, SanDisk Corp., a computer memory company, and several privately held companies. Mr. Federman holds a B.S. from Brooklyn College.

Incumbent Class II Directors Whose Terms Expire in 2005

      Curtis Carlson has served as one of the Company’s directors since December 1998. Dr. Carlson has been President and Chief Executive Officer of SRI International since December 1998. From April 1996 to November 1998, Dr. Carlson served as Executive Vice President of Ventures and Licensing of the Sarnoff Corporation, an information technology company and one of SRI’s two wholly owned subsidiaries. Prior to this, Dr. Carlson served as a Technical Director at RCA Laboratories. Dr. Carlson also serves as a director of several private companies. Dr. Carlson holds a Ph.D. and an M.S. from Rutgers University and a B.S. from Worcester Polytechnic Institute.

      Alan Herzig has served as one of the Company’s directors since October 1994. Mr. Herzig was President and Chief Executive Officer of SRI Holdings, Inc., a subsidiary of SRI International, from September 1997 until December 2002. From April 1994 to April 1997, Mr. Herzig served in the Office of the Chairman of SRI International. From 1987 to 1994, Mr. Herzig served as the President and Chief Executive Officer of Robert Fleming Pacific, Inc., the U.S. investment banking arm of Robert Fleming & Co., a U.K.-based merchant bank. From 1981 to 1987, Mr. Herzig served as a Managing Director of L.F. Rothschild Unterberg Towbin, an investment bank. Mr. Herzig also serves on the board of directors of Sarnoff Corporation, a subsidiary of SRI International, and several privately held companies. Mr. Herzig holds a B.A. from Yale University.

      Philip Quigley has served as one of the Company’s directors since March 2000. From 1994 to 1997, Mr. Quigley served as Chairman and Chief Executive Officer of Pacific Telesis Group, a communications company, and Vice Chairman of SBC Communications, Inc., a telecommunications company. From 1987 to 1994, Mr. Quigley served as the President and Chief Executive Officer of Pacific Bell, a telecommunications company. From 1986 to 1987, Mr. Quigley served as Executive Vice President and Chief Operating Officer of PacTel Corporation, a cellular and paging company. From 1982 to 1986, Mr. Quigley served as President and Chief Executive Officer of PacTel Corporation. Mr. Quigley serves as a director of Wells Fargo Bank & Co., SRI International and several other privately held companies. Mr. Quigley has also served on the boards of Pacific Telesis, SBC Communications, Inc. and the United Way. Mr. Quigley holds a B.S. from California State University, Los Angeles.

      There are no family relationships among any of the Company’s directors or officers.

Board Composition

      The Company currently has eight (8) directors. In accordance with the terms of the Nuance’s certificate of incorporation, the terms of office of the Company’s Board of Directors are divided into three classes: Class I, whose term will expire at the annual meeting of stockholders to be held in 2004, Class II, whose term will expire at the annual meeting of stockholders to be held in 2005 and Class III, whose term will expire at the Meeting. The Class I directors are Dr. Cerf, Mr. Croen and Mr. Federman, the Class II directors are Dr. Carlson, Mr. Herzig and Mr. Quigley and the Class III directors are Mr. Berger and Mr. Morgenthaler. At each annual meeting of stockholders after the initial classification, the successors to directors whose terms will then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the Company’s directors. This classification of the Board of Directors may have the effect of delaying or preventing changes in control of the Company. The Company’s directors may be removed for cause by the affirmative vote of the holders of a majority of the Company’s outstanding common stock.

Board Meetings and Committees

      The Board of Directors of the Company held a total of nine (9) meetings, including regularly scheduled and scheduled meetings, during the Last Fiscal Year. During the Last Fiscal Year, no director attended fewer than 75% of the aggregate of the number of meetings held by the Board of Directors and the number of meetings of committees, if any, upon which such director served. Certain matters approved by the Board of Directors were approved by unanimous written consent.

      The Audit Committee, which was established in January 2000, consists of Messrs. Federman and Herzig. The Audit Committee approves the appointment of the Company’s independent auditors, reviews the scope and results of annual audits and other accounting-related services and evaluates the Company’s internal control functions. The Audit Committee held a total of four (4) meetings during the Last Fiscal Year.

      The Compensation Committee, which was established in March 1998, consists of Messrs. Quigley and Herzig. The Compensation Committee makes recommendations regarding the Company’s stock option plans and all matters concerning executive compensation. The Compensation Committee held a total of four (4) meetings during the Last Fiscal Year.

      The Board of Directors does not have a nominating committee nor any committee performing such function.

Director Compensation

      In December 2002, the Board of Directors adopted a new Director Compensation structure. Non-employee Board members receive an annual retainer fee of $15,000, paid quarterly. The first annual retainer fee installment of $3,750 was paid on January 15, 2003 for the previous quarter’s services. In addition, Board members receive a Board meeting attendance fee and a committee meeting attendance fee of $1,000, each paid per Board and Committee meeting attended. The committee meeting attendance fees became effective in the fourth fiscal quarter of 2002. The Company also pays the Chairman of the Audit Committee an additional annual retainer fee in the amount of $2,500. Such fee is subject to the approval of the Compensation Committee. In addition, the Company reimburses Board and Committee meeting expenses on an as submitted basis.

      Options may also be granted to non-employee directors under the Company’s 2000 Stock Plan (the “Stock Plan”), which was approved by the Company’s stockholders in February 2000. The Company grants all non-employee Board members options to purchase up to 20,000 shares of the Company’s Common Stock on an annual on-going basis. All options granted to directors under the Stock Plan contain the following provisions: the exercise price per share of common stock is 100% of the fair market value of the Company’s common stock on the date the option is granted; the term of the option may be no more than ten years from the date of grant; and the option may be exercised only while the Outside Director remains a director or within ninety days after the date he or she ceases to be a director or service provider of the Company; upon a proposed liquidation or dissolution of the Company, the options will terminate immediately prior to such action; and in the event of a merger or sale of substantially all of the Company’s assets, each option may be assumed or an equivalent option substituted by the successor corporation. The Board may at any time amend, alter, suspend or discontinue the Stock Plan, subject to stockholder approval in certain circumstances. The stock options granted to Board members will vest monthly, and shall be fully vested one year from the vesting commencement date.

Employment Contracts and Termination of Employment Arrangements

      The Company entered into an Executive Employee Agreement with Ronald Croen, dated as of January 1, 2003 (the “Croen Employment Agreement”). Mr. Croen resigned as President and Chief Executive Officer of the Company in April 2003 when his successor was appointed. As a result, Mr. Croen will not be eligible for certain of the benefits set forth below. The Croen Employment Agreement has a term of one year and provided that Mr. Croen would continue to serve as President and Chief Executive Officer until his successor was selected. The Croen Employment Agreement further provides that Mr. Croen will serve as Chairman of the Board of Directors until he voluntarily resigns or the Board does not nominate him on the slate of directors in connection with an annual meeting. The Croen Employment Agreement provides for options to purchase up to 200,000 shares of Common Stock in connection with Mr. Croen’s service in 2003, a base salary of $250,000 for service as CEO in 2003 and options to purchase up to 160,000 shares of Common Stock in connection with Mr. Croen’s service in 2002. Likewise, the Croen Employment Agreement provides that Mr. Croen is eligible for an incentive cash bonus on a quarterly basis up to a maximum of $187,500 per year during Mr. Croen’s service as President and CEO. As a result of Mr. Croen’s resignation as President and CEO, he will no longer be eligible to receive base salary or quarterly incentive cash bonuses. In addition, the Croen Employment Agreement provides for certain benefits in the event of a Change in Control of the Company. Lastly, the Croen Employment Agreement provides for certain benefits, such that Mr. Croen will receive a lump sum severance payment in the amount of $250,000 and a payment in the amount of $100,000 in connection with his efforts to identify and recruit a successor to the position of CEO. If, in addition to termination of employment, Mr. Croen is also terminated from the Board of Directors prior to January 7, 2004, vesting of Mr. Croen’s options shall be accelerated such that the number of shares vested thereunder shall be equal to the number of shares that would have vested had his service to the Company as an executive or Board member continued through January 7, 2004. All capitalized terms used in this paragraph have the meanings set forth in the Croen Employment Agreement.

      The Company entered into an Executive Employee Agreement with Charles Berger, effective March 31, 2003 (the “Berger Employment Agreement”). The Berger Employment Agreement has a term of one year and provides that Mr. Berger will serve as President and Chief Executive Officer of the Company, said term to be extended upon mutual agreement of both parties. The Berger Employment Agreement further provides that Mr. Berger will be elected to the Company’s Board of Directors effective April 7, 2003, or the agreed-upon start date or employment. The Berger Employment Agreement provides for a base salary of $275,000, an option to purchase up to 900,000 shares of Common Stock and an option to purchase up to 300,000 shares of Common Stock in connection with Mr. Berger’s service as President and CEO. The Berger Employment Agreement also provides that, while an employee, Mr. Berger is eligible for an incentive cash bonus of up to $137,500 in 2003. The Berger Employment Agreement provides for certain benefits in the event of a Change in Control of the Company. If Mr. Berger is terminated by a successor corporation Without Good Cause or if Mr. Berger resigns for Good Reason within twelve months following such Change in Control, then 50% of Mr. Berger’s unvested options shall vest immediately. If such termination occurs after thirty-six months of employment, Mr. Berger shall vest in 100% of any unvested options granted in 2003. Lastly, the Berger Employment Agreement provides for certain severance benefits for termination of employment such that upon nonrenewal of the Berger Employment Agreement by the Company, termination of Mr. Berger by the Company without Good Cause or termination by Mr. Berger for Good Reason, Mr. Berger is entitled to receive a lump sum severance payment. If such termination occurs during the fiscal year 2003, such severance payment shall be equal to nine months base salary. If such termination occurs after the fiscal year 2003, such severance payment shall be equal to twelve months base salary. All capitalized terms used in this paragraph have the meanings set forth in the Berger Employment Agreement.

Compensation Committee Interlocks and Insider Participation

      The members of the Company’s Compensation Committee are Mr. Quigley and Mr. Herzig. None of the members of the Compensation Committee of the Board of Directors is currently or has been, at any time since the formation of the Company, an officer or employee of the Company. During the Last Fiscal Year, no executive officer of the Company (i) served as a member of the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the Board of Directors) of another entity, one of whose executive officers served on the Company’s Compensation Committee, (ii) served as a director of another entity, one of whose executive officers served on the Company’s Compensation Committee, or (iii) served as a member of the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the Board of Directors) of another entity, one of whose executive officers served as a director of the Company.

Required Vote

      If a quorum is present and voting, the two nominees for director receiving the highest number of votes will be elected to the Board of Directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under Delaware law. See “Information Concerning Solicitation and Voting — Quorum; Abstentions; Broker Non-Votes.”

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED ABOVE.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      The Audit Committee of the Board of Directors has appointed Deloitte & Touche LLP (“Deloitte & Touche”), independent auditors, to audit the financial statements of the Company for the 2003 fiscal year. The Board of Directors has ratified this appointment. Deloitte & Touche has audited the Company’s financial statements since the Company’s 2002 fiscal year. Representatives of Deloitte & Touche are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions. In the event of a negative vote or ratification, the Audit Committee and Board of Directors will reconsider its selection.

Information Regarding Change of Auditors

      On April 11, 2002, the Company made a determination to no longer engage Arthur Andersen LLP (“Arthur Andersen”) as its independent auditors. The Company’s Board of Directors and Audit Committee participated in and approved the decision to change principal accountants. On April 12, 2002, the Company engaged Deloitte & Touche to serve as its independent auditors for the fiscal year ending December 31, 2002.

      Arthur Andersen’s reports on the Company’s consolidated financial statements for each of the years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

      During the years ended December 31, 2001 and 2000 and through April 17, 2002, the filing date of the Company’s Current Report on Form 8-K regarding its change of auditors, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen’s satisfaction, would have caused it to make reference to the subject matter in connection with its report on the Company’s consolidated financial statements for such years; and there were no reportable events as specified in Item 304(a)(1)(v) of Regulation S-K.

      During the years ended December 31, 2001 and 2002 and through April 12, 2002, the Company did not consult Deloitte & Touche with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Fees Paid to Accountants for Services Rendered During the Last Fiscal Year

     Audit Fees:

      The aggregate fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte & Touche”) for professional services rendered for the audit of the consolidated balance sheet of the Company as of December 31, 2002, and the related consolidated statements of operations, stockholders’ equity and comprehensive loss, and cash flows for the year then ended and for the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for the year ended December 31, 2002 were approximately $433,000.

Financial Information Systems Design and Implementation Fees:

      The Company did not engage Deloitte & Touche to provide advice to the Company regarding financial information systems design and implementation during the year ended December 31, 2002.

All Other Fees:

      The aggregate fees for all other services rendered by Deloitte & Touche in the year ended December 31, 2002 was approximately $230,000 and can be sub-categorized as follows:

Audit Related Fees. The aggregate fees for Audited Related services rendered by Deloitte & Touche for matters such as consents related to SEC and other registration statements, and consultation on accounting standards or transactions was approximately $18,000.

Other Fees. The aggregate fees for all other services, including consultation related to tax planning and compliance rendered by Deloitte & Touche in the Last Fiscal Year was approximately $212,000.

Required Vote

      The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the meeting will be required to ratify the selection of Deloitte & Touche as the Company’s independent auditors for the fiscal year ending December 31, 2003. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE 2003 FISCAL YEAR.

OTHER INFORMATION

Executive Officers

      In addition to Charles Berger, our executive officers and their ages and positions as of March 31, 2003 are as follows:

Name	Age	Position

Karen Blasing	46	Vice President and Chief Financial Officer
Monica Greenberg	34	Vice President, General Counsel
Eng Yew Lee	42	Vice President, Technical Services
Matthew Lennig	51	Senior Vice President, Engineering
Rodwin Hamlin	37	Senior Vice President of Global Sales and Services
Lynda Kate Smith	41	Vice President and Chief Marketing Officer
Donna Allen Taylor	58	Vice President, Human Resources and Chief People Officer

      Karen Blasing has served as Vice President and Chief Financial Officer since May 2002. Ms. Blasing joined Nuance from Counterpane Internet Security, Inc. where she served as Chief Financial Officer from May 2000 to April 2002. Ms. Blasing worked at Informix Corporation (now Ascential Corp.) from November 1992 to April 2000. During her eight year tenure at Informix, Ms. Blasing held a number of senior management positions, including Vice President, Corporate Business Development; Vice President, Corporate Controller; and Director of Financial Planning and Reporting. Ms. Blasing holds an MBA from the University of Washington and a Bachelor of Arts in Economics and Business Administration and Finance from the University of Montana.

      Monica Greenberg has served as Vice President and General Counsel since June 2002. From April 2000 to June 2002, Ms. Greenberg served as counsel in the Company’s legal department. From January 1999 to April 2000, Ms. Greenberg was an independent consultant. From July 1996 to December 1998, Ms. Greenberg was associated with the law firm of Wilson Sonsini Goodrich & Rosati in Palo Alto, California. From September 1994 to July 1996 Ms. Greenberg was associated with the law firm of Willkie Farr & Gallagher in New York, NY. Ms. Greenberg holds a J.D. from Boston University School of Law where she was a member of the Boston University Law Review, and a B.A. from the University of Pennsylvania.

      Eng Yew Lee has served as the Company’s Vice President, Technical Services since February 2000. From May 1998 to February 2000, Mr. Lee served as the Company’s Director of Technical Services. From August 1995 to June 1998, Mr. Lee served as Director of Server Technologies Support of Oracle Corporation. From 1989 to 1994, Mr. Lee held a variety of manager positions with Oracle in the United States and the United Kingdom. Mr. Lee holds an M.S. in Business Systems Analysis and Design from the City University of London, England and a B.S. from London University.

      Matthew Lennig has served as the Company’s Senior Vice President, Engineering since January 2000. From January 1996 to January 2000, Dr. Lennig served as the Company’s Vice President, Engineering. From December 1989 to January 1996, Dr. Lennig served as Senior Manager of Speech Technology & Applications of Bell-Northern Research, the research and development subsidiary of Northern Telecom. Dr. Lennig holds a Ph.D. in Linguistics from the University of Pennsylvania, a M.Eng. from McGill University and an A.B. from Princeton University.

      Rodwin Hamlin has served as Senior Vice President of Global Sales and Services since September 2002. Prior to joining Nuance, Mr. Hamlin held the position of Executive Vice President of Sales at ViAir, Inc., a wireless web applications infrastructure company based in Seattle, Washington, from October 2000 to June 2002. Mr. Hamlin was Vice President of Business Development and International Operations at FreeI Networks, Inc., an Internet service provider, from 1999 to October 2000. Mr. Hamlin also held the position of Vice President Worldwide Channel Sales at Onyx Software Corporation, a global supplier of customer relationship management enterprise applications, from 1996 to 1999. Mr. Hamlin was Director of Business Development and International Sales for FileNET Corporation, provider of Web content management solutions, from 1995 to 1996. Mr. Hamlin began his career at IBM in 1988. Mr. Hamlin holds a B.A. from Pacific Lutheran University.

      Lynda Kate Smith has served as the Company’s Vice President and Chief Marketing Officer since December 2001. From January 1998 to December 2001, Ms. Smith served as Vice President of Worldwide Marketing at Genesys (a subsidiary of Alcatel) and as a member of the company’s executive committee. From August 1996 to January 1998, Ms. Smith worked with Lockheed Martin Telecommunications and American Eurocopter, a joint venture between Daimler Benz and Aerospatiale. Ms. Smith holds an MBA from the University of Pennsylvania’s Wharton School of Business and a B.A. from Simpson College.

      Donna Allen Taylor has served as the Company’s Vice President, Human Resources and Chief People Officer since January 2000. From September 1996 to December 1999, Ms. Taylor served as Vice President of Human Resources of The Vantive Corporation, a worldwide customer asset management applications software company. From October 1995 to August 1996, Ms. Taylor served as a senior consultant of Post Associates, an organizational consulting firm. From September 1993 to September 1995, Ms. Taylor served as a Corporate Human Resources Director of Intel Corporation. Prior to this, Ms. Taylor held several senior Human Resource management positions with various divisions of Digital Equipment Corporation, a computer hardware, software and services company. Ms. Taylor holds a B.F.A. from Kansas University.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

AND RELATED STOCKHOLDER MATTERS

      The following table sets forth information known to us with respect to the beneficial ownership of the Company’s common stock as of March 1, 2003 by (i) each person known by us to own beneficially more than 5% of the outstanding shares of the Company’s common stock, (ii) each of the Named Executive Officers (as defined below in the section entitled “EXECUTIVE OFFICER COMPENSATION — Summary Compensation”), (iii) each of the Company’s directors, and (iv) all of the Company’s directors and executive officers as a group.

      Except as otherwise indicated, and subject to applicable community property laws, to the Company’s knowledge the persons named below have sole voting and investment power with respect to all shares of common stock held by them.

      For the purposes of calculating percent ownership, as of March 1, 2003, 34,193,540 shares of the Company’s common stock were issued and outstanding. Shares of common stock subject to options or warrants that are presently exercisable or exercisable within 60 days of March 1, 2003 are deemed outstanding for the purpose of computing the percentage ownership of the person or entity holding such options or warrants, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or entity.

	Shares of Common Stock
	Beneficially Owned

Name and Address of Beneficial Owner	Number	Percent

5% Stockholders:
Cede & Co.(1)	26,664,681	78.0%
PO Box 20, Bowling Green Station,
New York, NY 10004-9998
SRI International(2)	2,335,580	6.8%
333 Ravenswood Avenue
Menlo Park, California 94025
Cisco Systems, Inc.(3)	1,935,000	5.7%
170 West Tasman Drive
San Jose, California 95134

	Shares of Common Stock
	Beneficially Owned

Name of Beneficial Owner	Number	Percent

Directors and Named Executive Officers:
Ronald Croen(4)	731,900	2.1%
Matthew Lennig(5)	273,102	*
Rodwin Hamlin(6)	—	*
Karen Blasing(7)	—	*
Donna Allen Taylor(8)	116,585	*
Eng-Yew Lee(9)	113,166	*
Monica Greenberg(10)	40,333	*
Lynda Kate Smith(11)	33,854	*
Curtis Carlson(12)	24,583	*
Vinton Cerf(13)	41,874	*
Charles Berger(14)	—	*
Irwin Federman(15)	64,583	*
Alan Herzig(16)	100,916	*
Gary Morgenthaler(17)	131,002	*
Philip Quigley(18)	45,749	*
All directors, officers and named executive officers as a group (above 15 persons)(19)	1,717,647	5.0%

*	Less than 1%

(1)	These shares are held by Cede & Co. The Board of Directors of Cede & Co. has voting and dispositive authority with respect to the shares held by Cede & Co.

(2)	Consists of shares held by Technology Venture Management Inc. a wholly-owned subsidiary of SRI. The Board of Directors of SRI International has voting and dispositive authority with respect to the shares held by Technology Venture Management. From time to time, the Board of Directors of SRI International delegates such voting and dispositive authority to Samuel Armacost, Curtis Carlson, one of the Company’s directors, and Alan Herzig, one of the Company’s directors. Each of these individuals disclaim beneficial ownership of these shares except to the extent of his pecuniary interest therein.

(3)	These shares are held by Coastdock & Co. The Board of Directors of Cisco Systems has voting and dispositive authority with respect to the shares held by Coastdock & Co.

(4)	Includes 330,333 shares held by Mr. Croen and 401,567 shares subject to options exercisable within 60 days of March 31, 2003.

(5)	Includes 209,053 shares held by Dr. Lennig, 2,000 shares held by The Thomas D. Lennig Trust and 2,000 shares held by The Miriam D. Lennig Trust. Also includes 60,049 shares subject to options exercisable within 60 days of March 31, 2003.

(6)	No shares are subject to options exercisable within 60 days of March 31, 2003.

(7)	No shares are subject to options exercisable within 60 days of March 31, 2003.

(8)	Includes 6,585 shares held by Ms. Taylor and 110,000 shares subject to options exercisable within 60 days of March 31, 2003.

(9)	Includes 19,804 shares held by Eng Yew Lee, 26,903 shares held by Eng Yew Lee Trust, and 66,459 shares subject to options exercisable within 60 days of March 31, 2003.

(10)	Includes 2,000 shares held by Monica Greenberg, 38,333 shares subject to options exercisable within 60 days of March 31, 2003.

(11)	Includes 33,854 shares subject to options exercisable within 60 days of March 31, 2003.

(12)	Includes 24,583 shares subject to options exercisable within 60 days of March 31, 2003.

(13)	Includes 41,874 shares subject to options exercisable within 60 days of March 31, 2003.

(14)	No shares are subject to options exercisable within 60 days of March 31, 2003.

(15)	Includes 40,000 shares held by Mr. Federman and 24,583 shares subject to options exercisable within 60 days of March 31, 2003.

(16)	Includes 72,333 shares held by Mr. Herzig, 4,000 shares held by the Herzig Family Foundation and 24,583 shares subject to options exercisable within 60 days of March 31, 2003.

(17)	Includes 62,385 shares held by Mr. Morgenthaler, 44,034 shares held by the Morgenthaler Family Partnership and 24,583 shares subject to options exercisable within 60 days of March 31, 2003.

(18)	Includes 7,000 shares held by Philip J & Teresa Quigley Family Trust and 38,749 subject to options exercisable within 60 days of March 31, 2003.

(19)	Includes 889,217 shares subject to options exercisable within 60 days of March 31, 2003.

Change in Control Arrangements

      The Company has entered into stock option agreements with all of its executive officers which provide that, in the event the executive officer is constructively terminated or terminated without cause within one year following a change of control, the officer will receive accelerated vesting of 50% of all of the officer’s then unvested options, provided that the officer has also been employed with the Company for at least one year prior to any change of control.

      In addition, the stock option agreements entered into with Donna Allen Taylor, the Company’s Vice President, Human Resources and Chief People Officer, also provide that, even if these officers are not employed for one year prior to any change of control and are involuntarily terminated following a change of control, the vesting schedule of these options will be changed from 25% after one year and 1/48 per month thereafter to 1/48 per month from the original vesting commencement date.

      Pursuant to the Croen Employment Agreement, Mr. Croen is entitled to certain benefits in the event of a Change in Control of the Company. If Mr. Croen is terminated by a successor corporation Without Cause or by the Company for Good Reason within twelve months following such Change in Control, then 50% of Mr. Croen’s options shall vest immediately. All capitalized terms used in this paragraph shall have the terms meanings set forth in the Croen Employment Agreement.

      Pursuant to the Berger Employment Agreement, Mr. Berger is entitled to certain benefits in the event of a Change in Control of the Company. If Mr. Berger is terminated by a successor corporation Without Cause or if Mr. Berger resigns for Good Reason within twelve months following such Change in Control, then 50% of Mr. Berger’s unvested options will vest immediately. If such termination occurs after thirty-six months of employment, 100% of Mr. Berger’s unvested options will vest immediately. All capitalized terms used in this paragraph shall have the meanings set forth in the Berger Employment Agreement.

Equity Compensation Plan Information

      The following table provides information as of December 31, 2002 about our common stock that may be issued upon the exercise of options granted to employees, consultants or members of our Board of Directors under all of our existing equity compensation plans, including the 1994 Flexible Stock Incentive Plan, 1998

Stock Plan, 2000 Employee Stock Purchase Plan, 2000 Stock Plan, and 2001 Nonstatutory Stock Option Plan:

Number of Shares
Remaining Available
for Future Issuance
Under Equity
Compensation Plans
			Weighted Average	(Excluding Shares
	Number of Shares to be Issued upon		Exercise Price of	Reflected in
	Exercise of Outstanding Options		Outstanding Options	Column (a))
Plan Category	(#)(a)		($)(b)	(#)(c)

Equity compensation plans	1994 plan	133,995 shares	$1.15 per share	3,417 shares
approved by security holders	1998 plan	2,369,352 shares	$9.94 per share	819,362 shares
	2000 plan	4,584,858 shares	$9.42 per share	1,856,724 shares
	2000 ESPP plan	1,231,778 shares	$16.79 per share	1,075,360 shares
Equity compensation plans not approved by security holders	2001 plan	282,408 shares	$7.13 per share	217,592 shares
Subtotal	Option plans:	7,370,613 shares	$9.35 per share
	ESPP plan:	1,231,778 shares	$16.79 per share
Grand Total	All plans:	8,602,391 shares		3,972,455 shares

EXECUTIVE OFFICER COMPENSATION

Summary Compensation

      The following table shows information concerning compensation paid for services to the Company during the Last Fiscal Year as to any person serving as Chief Executive Officer during the Last Fiscal Year, two individuals for whom such disclosure would have been required but for the fact that those individuals were no longer serving as executive officers of the Company at the end of the Last Fiscal Year, and each of the four other most highly compensated executive officers whose salary plus bonus exceed $100,000 (each a “Named Executive Officer” together the “Named Executive Officers”).

Summary Compensation Table

							Long-Term Compensation

	Annual Compensation						Securities	All Other
						Other Annual	Underlying	Compensation
Name and Principal Position	Year	Salary ($)		Bonus ($)		Compensation	Options (#)	($)(1)

Ronald Croen(1)	2002	275,000		123,750		—	40,000	5,193
President and Chief	2001	250,000		72,813		—	200,000	4,304
Executive Officer	2000	265,000		103,750		—	—	4,362
Rodwin Hamlin(2)	2002	225,000	*	150,000	*	—	240,000	3,095
Senior Vice President, Global	2001	—		—		—	—	—
Sales and Services	2000	—		—		—	—	—
Karen Blasing(3)	2002	220,000	*	77,000	*	—	150,000	5,824
Vice President, Chief	2001	—		—		—	—	—
Financial Officer	2000	—		—		—	—	—
Matthew Lennig(4)	2002	215,000		64,208		—	30,000	8,649
Senior Vice President,	2001	215,000		54,245		—	62,500	8,193
Engineering	2000	215,000		105,102		—	—	5,968
Donna Allen Taylor(5)	2002	196,250		60,568		—	60,000	2,959
Vice President, Human	2001	185,000		40,341		—	30,000	3,197
Resources and Chief	2000	172,193		42,167		—	140,000	2,155
People Officer

(1)	Mr. Croen ceased to be an executive officer of the Company in April 2003.

(2)	Mr. Hamlin became an executive officer of the Company in August 2002. *Amounts reported above reflect annualized base salary and bonus target.

(3)	Ms. Blasing became an executive officer of the Company in April, 2002. *Amounts reported above reflect annualized base salary and bonus target.

(4)	Mr. Lennig became an executive officer of the Company in January 1996.

(5)	Ms. Taylor became an executive officer of the Company in January 2000.

Stock Option Grants and Exercises

      The following table shows, as to each Named Executive Officer, information concerning stock options granted during the Last Fiscal Year.

Option Grants During Last Fiscal Year

	Individual Grants
					Potential Realizable Value
	Number of	% of Total			at Assumed Annual Rates
	Securities	Options	Per Share		of Stock Price Appreciation
	Underlying	Granted in	Exercise		for Option Term
	Options	Last Fiscal	Price	Expiration
Name	Granted	Year	($/Share)	Date	5% ($)	10% ($)

Ronald Croen	40,000	1.26%	2.55	11/18/12	64,147	162,562
President and Chief
Executive Officer
Rodwin Hamlin	240,000	7.55%	2.95	8/30/12	445,257	1,128,370
Senior Vice President of
Global Sales and Services
Karen Blasing	150,000	4.72%	5.33	5/21/12	521,668	1,322,009
Vice President, Chief Financial Officer
Matthew Lennig	26,245	0.83%	4.41	6/7/12	83,203	210,852
Senior Vice President,	3,755	0.12%	4.41	6/7/12
Engineering
Donna Allen Taylor	36,229	1.14%	4.41	6/7/12	166,406	421,704
Vice President, Human Resources	23,771	0.75%	4.41	6/7/12
and Chief People Officer

      The following table shows, as to each Named Executive Officer, information concerning stock options exercised during the Last Fiscal Year.

Aggregate Option Exercises In 2002 And Year-End Option Values

			Number of Underlying		Value of Unexercised
			Unexercised Options at		In-The-Money Options at
	Shares		December 31, 2002		December 31, 2002
	Acquired	Value
Name	on Exercise	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Ronald Croen(1)	—	—	362,403	265,833	—	—
President and Chief Executive Officer
Rodwin Hamlin	—	—	—	240,000	—	—
Senior Vice President of Global Sales and Services
Karen Blasing	—	—	—	150,000	—	—
Vice President, Chief Financial Officer
Matthew Lennig	35,000	159,000	57,185	89,115	—	—
Senior Vice President, Engineering
Donna Allen Taylor	—	—	106,458	99,792	—	—
Vice President, Human
Resources and Chief People Officer

(1)	Mr. Croen ceased to be an executive officer of the Company in April 2003

(2)	The value of an “In-The-Money” stock option represents the difference between the aggregate estimated fair market value of the underlying securities, based on the closing price of $2.48 per share of the Company’s Common Stock on The Nasdaq National Market on December 31, 2002 and the aggregate exercise price of the subject stock option. No value is given for a stock option that is not an “In-The-Money” Stock Option.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      The following is a description of transactions since the beginning of the Last Fiscal Year, or any currently proposed transaction, to which the Company has been a party, in which the amount involved in the transaction exceeds $60,000 and in which any director, executive officer, or holder of more than 5% of the Company’s capital stock had or will have a direct or indirect material interest.

      During the Last Fiscal Year, the Company granted options to its executive officers and directors. The Company intends to grant options to its executive officers and directors in the future. See “Proposal One — Director Compensation” and “Executive Officer Compensation — Stock Option Grants and Exercises.”

      The Company has entered into indemnification agreements with all of its executive officers and directors and plans to enter into an indemnification agreement with each of its executive officers and directors.

      The Company has entered into change-in-control agreements with key officers providing for the acceleration of vesting of the officers’ options upon a change-in-control.

      The Company entered into an Executive Employee Agreement with Ronald Croen, dated as of January 1, 2003 (the “Croen Employment Agreement”). Mr. Croen resigned as President and Chief Executive Officer of the Company in April 2003 when his successor was appointed. As a result, Mr. Croen will not be eligible for certain of the benefits set forth below. The Croen Employment Agreement has a term of one year and provided that Mr. Croen would continue to serve as President and Chief Executive Officer until his successor was selected. The Croen Employment Agreement further provides that Mr. Croen will serve as Chairman of the Board of Directors until he voluntarily resigns or the Board does not nominate him on the slate of directors in connection with an annual meeting. The Croen Employment Agreement provides for options to purchase up to 200,000 shares of Common Stock in connection with Mr. Croen’s service in 2003, a base salary of $250,000 for service as CEO in 2003 and options to purchase up to 160,000 shares of Common Stock in connection with Mr. Croen’s service in 2002. Likewise, the Croen Employment Agreement provides that Mr. Croen is eligible for an incentive cash bonus on a quarterly basis up to a maximum of $187,500 per year during Mr. Croen’s service as President and CEO. As a result of Mr. Croen’s resignation as President and CEO, he will no longer be eligible to receive base salary or quarterly incentive cash bonuses. In addition, the Croen Employment Agreement provides for certain benefits in the event of a Change in Control of the Company. Lastly, the Croen Employment Agreement provides for certain benefits, such that Mr. Croen will receive a lump sum severance payment in the amount of $250,000 and a payment in the amount of $100,000 in connection with his efforts to identify and recruit a successor to the position of CEO. If, in addition to termination of employment, Mr. Croen is also terminated from the Board of Directors prior to January 7, 2004, vesting of Mr. Croen’s options shall be accelerated such that the number of shares vested thereunder shall be equal to the number of shares that would have vested had his service to the Company as an executive or Board member continued through January 7, 2004. All capitalized terms used in this paragraph have the meanings set forth in the Croen Employment Agreement.

      The Company entered into an Executive Employee Agreement with Charles Berger, effective March 31, 2003 (the “Berger Employment Agreement”). The Berger Employment Agreement has a term of one year and provides that Mr. Berger will serve as President and Chief Executive Officer of the Company, said term to be extended upon mutual agreement of both parties. The Berger Employment Agreement further provides that Mr. Berger will be elected to the Company’s Board of Directors effective April 7, 2003, or the agreed-upon start date or employment. The Berger Employment Agreement provides for a base salary of $275,000, an option to purchase up to 900,000 shares of Common Stock and an option to purchase up to 300,000 shares of Common Stock in connection with Mr. Berger’s service as President and CEO. The Berger Employment Agreement also provides that, while an employee, Mr. Berger is eligible for an incentive cash bonus of up to $137,500 in 2003. The Berger Employment Agreement provides for certain benefits in the event of a Change in Control of the Company. If Mr. Berger is terminated by a successor corporation Without Good Cause or if Mr. Berger resigns for Good Reason within twelve months following such Change in Control, then 50% of Mr. Berger’s unvested options shall vest immediately. If such termination occurs after thirty-six months of employment, Mr. Berger shall vest in 100% of any unvested options granted in 2003. Lastly, the Berger Employment Agreement provides for certain severance benefits for termination of employment such that upon nonrenewal of the Berger Employment Agreement by the Company, termination of Mr. Berger by the Company without Good Cause or termination by Mr. Berger for Good Reason, Mr. Berger is entitled to receive a lump sum severance payment. If such termination occurs during the fiscal year 2003, such severance payment shall be equal to nine months base salary. If such termination occurs after the fiscal year 2003, such severance payment shall be equal to twelve months base salary. All capitalized terms used in this paragraph have the meanings set forth in the Berger Employment Agreement.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

      The Compensation Committee of the Board of Directors establishes the general compensation policies and programs of the Company as well as the compensation plans and specific compensation levels for substantially all of the Company’s executive officers, including the Company’s Chief Executive Officer (which is subject to the additional approval of the Company’s Board of Directors). It also administers the Company’s employee stock benefit plan for substantially all of the Company’s executive officers, including the Chief Executive Officer, and administers the Company’s employee stock benefit plan with respect to grants of securities in excess of 50,000 shares. The Compensation Committee is currently composed of independent, non-employee directors who have no interlocking relationships as defined by the Securities and Exchange Commission.

      The Compensation Committee believes that the compensation of the executive officers, including that of the Chief Executive Officer (collectively, the “Executive Officers”), should be influenced by the Company’s performance. The Compensation Committee establishes the salaries and bonuses of all of the Executive Officers by considering (i) the Company’s financial performance for the past year, (ii) the achievement of certain objectives related to the particular Executive Officer’s area of responsibility, (iii) the salaries and bonuses of executive officers in similar positions of comparably-sized companies and (iv) the relationship between revenue and executive officer compensation. The Compensation Committee believes that the Company’s executive officer salaries and bonuses in the Last Fiscal Year were comparable in the industry for similarly-sized businesses.

      In addition to salary and bonus, the Compensation Committee, from time to time, grants options to purchase Company common stock to Executive Officers. The Compensation Committee thus views option grants as an important component of its long-term, performance-based compensation philosophy. Since the value of an option bears a direct relationship to the Company’s stock price, the Compensation Committee believes that options motivate Executive Officers to manage the Company in a manner which will also benefit stockholders. As such, options are granted at the current market price. And one of the principal factors considered in granting options to an Executive Officer is the Executive Officer’s ability to influence the Company’s long-term growth and profitability.

Compensation Committee of the Board of Directors

Alan Herzig
Philip Quigley

THE FOREGOING COMPENSATION COMMITTEE REPORT SHALL NOT BE DEEMED TO BE “SOLICITING MATERIAL” OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY PAST OR FUTURE FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO SUCH FILING.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

      The Audit Committee of the Board is responsible for providing an independent, objective review of the Company’s accounting functions and internal controls. The Audit Committee is comprised of independent directors, and is governed by a written charter first adopted and approved by the Board of Directors in January 2000. Each of the members of the Audit Committee is independent as defined by Company policy and Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A.

      The responsibilities of the Audit Committee include appointing, compensating and overseeing the work of the Company’s independent accountants. The Audit Committee also, as appropriate, reviews and evaluates, and discusses and consults with Company management and the independent accountants regarding the following:

•	reviewing on a continuing basis the adequacy of the Company’s system of internal controls;

•	pre-approving audit and non-audit services by the independent auditors;

•	reviewing the Company’s external audit and the annual audited financial statements and quarterly unaudited financial statements;

•	reviewing, approving and monitoring the Company’s code of ethics and standards of business conduct;

•	reviewing legal matters, compliance with employee benefit plans, and related party transactions;

      This year, the Audit Committee reviewed the Audit Committee Charter and, after appropriate review and discussion, the Audit Committee determined that the Committee had fulfilled its responsibilities under the Audit Committee Charter.

      The Audit Committee is responsible for recommending to the Board of Directors that the Company’s financial statements be included in the Company’s annual report. The Audit Committee took a number of steps in making this recommendation for the Last Fiscal Year. First, the Audit Committee discussed throughout the Last Fiscal Year with Deloitte & Touche LLP, the Company’s independent auditors for the Last Fiscal Year, those matters Deloitte & Touche LLP communicated to and discussed with the Audit Committee by Statement on Auditing Standards Board Standard No. 61, as amended (“Communications with Audit Committees”), including information concerning the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process. Second, the Audit Committee discussed Deloitte & Touche LLP’s independence with Deloitte & Touche LLP and received a letter from Deloitte & Touche LLP regarding independence as required by the Independence Standards Board Standard No. 1 (“Independence Discussions with Audit Committees”). This discussion and disclosure informed the Audit Committee of Deloitte & Touche LLP’s independence, and assisted the Audit Committee in evaluating such independence. Finally, the Audit Committee reviewed and discussed, with Company’s management and Deloitte & Touche LLP, as appropriate, the Company’s audited consolidated balance sheets at December 31, 2002 and 2001, and consolidated statements of operations, cash flows and stockholders’ equity for the three years ended December 31, 2002. Based on the discussions with Deloitte & Touche LLP concerning the audit, the independence discussions, and the financial statement review, and additional matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommends to the Board of Directors that the Company’s Annual Report on Form 10-K include these financial statements.

Audit Committee

Irwin Federman
Alan Herzig

THE FOREGOING AUDIT COMMITTEE REPORT SHALL NOT BE DEEMED TO BE “SOLICITING MATERIAL” OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY PAST OR FUTURE FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO SUCH FILING.

PERFORMANCE GRAPH

      The following graph compares the cumulative total return to stockholders on the Company’s common stock with the cumulative total return of the Nasdaq Stock Market Index (“Nasdaq Index”) and the SIC Code Index for the Prepackaged Software Industry (the “SIC Code Index”). The graph assumes that $100 was invested on April 13, 2000, the date of the Company’s initial public offering, in the Company’s common stock, the Nasdaq Index and the SIC Code Index, including reinvestment of dividends. No dividends have been declared or paid on the Company’s common stock. Historic stock price performance is not necessarily indicative of future stock price performance.

Compare Cumulative Total Return Among Nuance Communications, Inc.,

NASDAQ Market Index and SIC Code Index

	04/13/00	12/31/00	12/31/01	12/31/02

NUANCE COMMUNICATIONS, INC.	100.00	127.07	26.81	7.31

SIC CODE INDEX	100.00	72.23	61.54	43.05

NASDAQ MARKET INDEX	100.00	67.14	53.26	36.82

THE INFORMATION CONTAINED IN THE STOCK PERFORMANCE GRAPH SHALL NOT BE DEEMED TO BE “SOLICITING MATERIAL” OR TO BE FILED WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILING UNDER THE SECURITIES ACT OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO SUCH FILING.

OTHER MATTERS

      The Board of Directors does not know of any other matters to be presented at the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

      It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying Proxy in the envelope which has been enclosed or vote by telephone or via the Internet as instructed on the enclosed proxy card.

THE BOARD OF DIRECTORS

Menlo Park, California

Dated: April 22, 2003

APPENDIX A

CHARTER FOR THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

OF

NUANCE COMMUNICATIONS, INC.

AS ADOPTED ON NOVEMBER 7, 2002

Purpose:

      The purpose of the Audit Committee of the Board of Directors of Nuance Communications, Inc. (the “Company”) shall be to:

•	Oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company;

•	Assist the Board in oversight and monitoring of (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications, independence and performance, and (iv) the Company’s internal accounting and financial controls;

•	Prepare the report that the rules of the Securities and Exchange Commission (the “SEC”) require be included in the Company’s annual proxy statement;

•	Provide the Company’s Board with the results of its monitoring and recommendations derived therefrom; and

•	Provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require the attention of the Board.

      In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe.

Membership:

      The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors. The Audit Committee will consist of at least three members of the Board of Directors. Members of the Audit Committee must meet the following criteria (as well as any criteria required by the SEC):

•	Each member will be an independent director, as defined in (i) NASDAQ Rule 4200 and (ii) the rules of the SEC;

•	Each member will be able to read and understand fundamental financial statements, in accordance with the NASDAQ National Market Audit Committee requirements; and

•	At least one member will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a principal financial officer or other senior officer with financial oversight responsibilities.

Responsibilities:

      The responsibilities of the Audit Committee shall include:

•	Reviewing on a continuing basis the adequacy of the Company’s system of internal controls, including meeting periodically with the Company’s management and the independent auditors to review the adequacy of such controls and to review before release the disclosure regarding such system of internal controls required under SEC rules to be contained in the Company’s periodic filings and the attestations or reports by the independent auditors relating to such disclosure;

•	Appointing, compensating and overseeing the work of the independent auditors (including resolving disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•	Pre-approving audit and non-audit services provided to the Company by the independent auditors (or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible); in this regard, the Audit Committee shall have the sole authority to approve the hiring and firing of the independent auditors, all audit engagement fees and terms and all non-audit engagements, as may be permissible, with the independent auditors;

•	Reviewing and providing guidance with respect to the external audit and the Company’s relationship with its independent auditors by (i) reviewing the independent auditors’ proposed audit scope, approach and independence; (ii) obtaining on a periodic basis a statement from the independent auditors regarding relationships and services with the Company which may impact independence and presenting this statement to the Board of Directors, and to the extent there are relationships, monitoring and investigating them; (iii) reviewing the independent auditors’ peer review conducted every three years; (iv) discussing with the Company’s independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61, as may be modified or supplemented; and (v) reviewing reports submitted to the audit committee by the independent auditors in accordance with the applicable SEC requirements;

•	Reviewing and discussing with management and the independent auditors the annual audited financial statements and quarterly unaudited financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” prior to filing the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, respectively, with the SEC;

•	Directing the Company’s independent auditors to review before filing with the SEC the Company’s interim financial statements included in Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

•	Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors;

•	Reviewing before release the unaudited quarterly operating results in the Company’s quarterly earnings release;

•	Overseeing compliance with the requirements of the SEC for disclosure of auditor’s services and audit committee members, member qualifications and activities;

•	Reviewing, approving and monitoring the Company’s code of ethics for its senior financial officers;

•	Reviewing management’s monitoring of compliance with the Company’s standards of business conduct and with the Foreign Corrupt Practices Act;

•	Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company’s financial statements;

•	Providing oversight and review at least annually of the Company’s risk management policies, including its investment policies;

•	Reviewing the Company’s compliance with employee benefit plans;

•	Overseeing and reviewing the Company’s policies regarding information technology and management information systems;

•	If necessary, instituting special investigations with full access to all books, records, facilities and personnel of the Company;

•	As appropriate, obtaining advice and assistance from outside legal, accounting or other advisors;

•	Reviewing and approving in advance any proposed related party transactions;

•	Reviewing its own charter, structure, processes and membership requirements;

•	Providing a report in the Company’s proxy statement in accordance with the rules and regulations of the SEC; and

•	Establishing procedures for receiving, retaining and treating complaints received by the Company regarding accounting, internal accounting controls or auditing matters and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Meetings:

      The Audit Committee will meet at least four times each year. The Audit Committee may establish its own schedule, which it will provide to the Board of Directors in advance.

      The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at such times as are appropriate to review the financial affairs of the Company. The Audit Committee will meet separately with the independent auditors of the Company, at such times as it deems appropriate, but not less than quarterly, to fulfill the responsibilities of the Audit Committee under this charter.

Minutes:

      The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

Reports:

      In addition to preparing the report in the Company’s proxy statement in accordance with the rules and regulations of the SEC, the Audit Committee will summarize its examinations and recommendations to the Board of Directors as may be appropriate, consistent with the Committee’s charter.

Compensation:

      Members of the Audit Committee shall receive such fees, if any, for their service as Audit Committee members as may be determined by the Board of Directors in its sole discretion. Such fees may include retainers or per meeting fees. Fees may be paid in such form of consideration as is determined by the Board of Directors.

      Members of the Audit Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board of Directors or any committee thereof.

Delegation of Authority:

      The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Audit Committee at its scheduled meetings.

**********************

APPENDIX B

NUANCE COMMUNICATIONS, INC.

Annual Meeting of Stockholders—May 22, 2003

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

     The undersigned stockholder of Nuance Communications, Inc., a Delaware Corporation (the “Company”) acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 22, 2003, and the 2003 Annual Report to Stockholders (which has been provided in the form of the Company’s Form 10-K for the fiscal year ended December 31, 2002), and appoints Charles Berger and Karen Blasing, or either of them, as the proxies and attorneys-in-fact, with full power to each of substitution on behalf and in the name of the undersigned to vote and otherwise represent all of the shares registered in the name of the undersigned at the 2003 Annual Meeting of Stockholders of the Company to be held on Thursday, May 22, 2003 at 10:00 a.m. (Pacific Standard Time) at The Westin Palo Alto Hotel, 675 El Camino Real, Palo Alto, CA 94301, and any adjournment thereof with the same effect as if the undersigned were present and voting such shares, on the following matters and in the following manner:

TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING,
PLEASE MARK, SIGN AND DATE THIS PROXY AND
RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
(Continued and to be signed on reverse side.)

VOTE BY PHONE—1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and than follow the simple instructions the Vote Voice provides you.

VOTE BY MAIL—Mark, sign, and date your proxy card and return in the postage-paid envelope we have provided or return it to Nuance Communications, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

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TO VOTE, MARK VOTES IN BLUE OR BLACK INK AS FOLLOWS.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

NUANCE COMMUNICATIONS, INC.

     The Directors recommend a vote “FOR” Items 1 and 2.

Vote On Directors

1.	The election of the following persons as Class III directors of the Company to serve for a term of three years and until their successors shall be duly elected and qualified—Nominees: (01) Charles Berger, and (02) Gary Morgenthaler			FOR ALL EXCEPT. TO withhold authority to vote, mark “FOR ALL EXCEPT” and write the nominee number on the line below.
		FOR ALL	WITHHOLD ALL
		☐	☐	☐

2.	To ratify the appointment of Deloitte & Touche LLP as independent auditors for the Company for the fiscal year ending December 31, 2003.	FOR ALL ☐	AGAINST ☐	ABSTAIN ☐

3.	To Transact such other business as may properly come before the meeting or any adhournment thereof.

The shares represented by this proxy, when properly executed, will be voted in accordance with the specification made by the undersigned stockholder(s). If no specification is made, the shares represented by this proxy will be voted for each of the above persons and proposals, and for or against such other matters as may properly come before the meeting as the proxyholders deem advisable.

Sign exactly as your name(s) appear on the stock certificate. A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If stock is registered in two names, both should sign.

Signature (Please sign within box)	Date	Signature (Joint Owners)	Date

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